SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


Date of Report (Date of earliest event reported):  April 1, 2002
                                                  ---------------


                  MODINE MANUFACTURING COMPANY
-----------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Wisconsin                1-1373               39-0482000
----------------------    ----------------    -------------------------
   (State or other          (Commission          (I.R.S. Employer
   jurisdiction of          File Number)        Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin                  53403
-------------------------------------------     -----------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including
area code:                                          (262) 636-1200
                                                -----------------------


                         NOT APPLICABLE
-----------------------------------------------------------------------
 (Former name or former address, if changed since last report.)


           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 5 pages

Item 5.   Other Information.
          -----------------


     On April 1, 2002, Modine Manufacturing Company issued the press release which is attached as Exhibit 20 for immediate release to national newspapers and news wire services.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits.
          --------

Reference Number
per Item 601 of
Regulation S-K                                                        Page
----------------                                                      ----

      1             Not applicable.

      2             Not applicable.

      4(a) Rights Agreement dated as of October 16, 1986 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1997).

      4(a)(i) Rights Agreement Amendment No. 1 dated as of January 18, 1995 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2000).

      4(a)(ii) Rights Agreement Amendment No. 2 dated as of January 18, 1995 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2000).

      4(a)(iii)     Rights Agreement Amendment No. 3 dated as of
                    October 15, 1996 between the Registrant and
                    First Chicago Trust Company of New York
                    (Rights Agent) (filed by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001)

      4(a)(iv) Rights Agreement Amendment No. 4 dated as of November 10, 1997 between the Registrant and Norwest Bank Minnesota, N.A., [now known as Wells Fargo Bank Minnesota, N.A.] (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Quarterly Report on Form 10-Q dated December 26, 1997.)

Reference Number
per Item 601 of
Regulation S-K                                                        Page
----------------                                                      ----

                    Note:  The amount of long-term debt authorized
                    ----
                    under any instrument defining the rights of holders of long-term debt of the Registrant, other than as noted above, does not exceed ten percent of the total assets of the Registrant and its subsidiaries on a consolidated basis. Therefore, no such instruments are required to be filed as exhibits to this Form. The Registrant agrees to furnish copies of such instruments to the Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing
                    Company dated April 1, 2002                        5

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 1, 2002.

                              MODINE MANUFACTURING COMPANY


                              By: D. R. JOHNSON
                                 ----------------------------------
                                   D. R. Johnson, Chairman
                                   and Chief Executive Officer


                              By: D. R. ZAKOS
                                 -----------------------------------
                                   D. R. Zakos, Vice President,
                                   General Counsel, and Secretary